Semiannual Report

EQUITY INCOME FUND

June 30, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
EQUITY INCOME FUND
------------------

o A stock market rebound in the second quarter helped reduce the market's overall losses for the first six months of the year.

o In a difficult environment, your fund posted a respectable six-month gain that was well ahead of both the S&P 500 and the Lipper average for similar funds and an outstanding 12-month return.

o Our strategy of investing in undervalued stocks that are temporarily out of favor helped results relative to the broad market.

o We believe the Fed's rate-cutting program will eventually boost economic and earnings performance, creating opportunities for long-term investors.


UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------

     The equity market declined in the first half of 2001 due to concerns about the state of the economy and widespread weakness in corporate earnings. The year began with a sharp sell-off during the first quarter, but a second-quarter rebound reduced the magnitude of the market's loss for the six-month period ended June 30, 2001.

PERFORMANCE COMPARISON
----------------------

  Periods Ended 6/30/01                      6 Months     12 Months
  ---------------------                      --------     ---------

  Equity Income Fund                           2.79%        19.58%
  .................................................................

  S&P 500 Stock Index                         -6.70        -14.83
  .................................................................

  Lipper Equity Income Funds Average          -2.05          7.11
  .................................................................

     As shown in the table, your fund posted a respectable gain of 2.79% in a difficult environment during the first half of the year and a robust 19.58% return for the 12 months ended June 30. Results for the six months and year were well ahead of the unmanaged Standard & Poor's 500 Stock Index and the Lipper category for similarly managed funds, both of which ended in negative territory for the half. Indeed, the broad market measured by the S&P 500 declined nearly 15% over the past 12 months, while our Lipper peer group average delivered less than half of the fund's return for the same period.


DIVIDEND DISTRIBUTION
---------------------

     On June 26, your Board of Trustees declared a second-quarter dividend of $0.09 per share, bringing the year-to-date total for 2001 to $0.17. No capital gains were declared in the second quarter, leaving the year-to-date capital gain distribution at $0.43 per share, of which $0.03 was short term and $0.40 long term. The most recent dividend was paid on June 28 to shareholders of record on June 26. You should have received your check or statement reflecting this distribution under separate cover.

PORTFOLIO REVIEW
----------------

     For much of the last year, investing in the equity market has been like tiptoeing through a minefield. Investors have been moving slowly, cognizant of the risks, trying to avoid shrapnel from nearby explosions, many of which resulted from unrealistically high investor expectations and declining corporate profitability caused by a slowing economy. The result has been significant corrections in many sectors and in many specific companies. In our annual report, we described a fiber-optics company whose market capitalization at one point last year exceeded that of General Motors. By early July that relationship had reversed to the point where General Motors' current market capitalization is 30 times greater than that of the former dot-com wonder. We've continued to witness the meltdown of the dot-com sector, with the most recent casualty, the Internet grocery company Webvan, filing for bankruptcy.

   -------------------------------------------------------------------------
   The following table was mdepicted as a pie chart in the printed material.

               Capital Equipment, Process Industries,
               and Basic Materials                        8%
               ..............................................
               Technology                                 9%
               ..............................................
               Consumer Services and Cydicals            14%
               ..............................................
               Financial                                 19%
               ..............................................
               Energy and Utilities                      21%
               ..............................................
               Consumer Nondurables                      19%
               ..............................................
               Reserves                                   4%
               ..............................................
               Business Services and Transportation       6%
                .............................................

     While we have had our share of disappointments over the last year, we were able to navigate around much of the carnage. In fact, we were pleased by the resiliency of a number of our holdings, including BANK OF AMERICA, AMERICAN GENERAL, MICROSOFT, FORTUNE BRANDS, TOYS "R" US, and H&R Block, all of which were prominent on a long list of positive contributors to fund performance. On the negative side of the ledger, HONEYWELL INTERNATIONAL and ROCKWELL INTERNATIONAL turned in disappointing results.

TAKING ADVANTAGE OF OPPORTUNITIES
     As can be seen in the Major Portfolio Changes table following this letter, we made a number of sizable purchases in the first half of the year. As always, we seek to invest in companies when they are out of favor and appear to offer an attractive combination of good upside potential and limited downside risk. SCHERING-PLOUGH, MCDONALD'S, BRISTOL-MYERS SQUIBB, TEXAS INSTRUMENTS, and CORNING were all companies trading anywhere from 25% to 75% below their 12-month highs and, in our opinion, provided attractive investment opportunities. Accordingly, we either initiated positions in them or enhanced our existing holdings.

     Our transactions in GE and Honeywell International deserve special commentary. Most of our buying in Honeywell occurred in late June when the company's proposed acquisition by GE was coming unglued due to concerns raised by European regulators. After Honeywell stock declined to an unrealistically low price level, in our view, we believed it represented a favorable combination of strong upside potential and little downside risk. Regarding GE, we normally do not buy and sell a security in such a short period. However, the stock sold off sharply in the first three months of the year, at which point we initiated a position in it. Subsequently, GE appreciated fairly quickly, and we decided to eliminate it from the portfolio. Over the years, we have tended to have relatively low portfolio turnover, but from time to time we take advantage of short-term moves in order to lock in gains for shareholders.

     In terms of other sales during the half, we eliminated or reduced positions in several companies after their stocks appreciated in value--with the notable exception of BMC SOFTWARE. As we've stated before, we generally sell holdings that have increased in price to the point where the appeal of their relative valuations is less compelling and reinvest the proceeds in more undervalued opportunities.

FINANCIAL PROFILE
-----------------

  As of 6/30/01                 Equity Income Fund       S&P 500
  -------------                 ------------------       -------

  Current Yield                        2.2%                1.3%
  ..............................................................

  Price/Book Ratio                     3.0X                4.6X
  ..............................................................

  Price/Earnings Ratio
  (2001 estimated EPS)                16.6X               22.4X
  ..............................................................

  Historical Beta
  (based on monthly
  returns for 5 years)                 0.58                1.00
  ..............................................................


     Regarding our investment approach, as can be seen in the Financial Profile table on this page, we continue to invest in stocks that sell at lower-than-average price/earnings ratios and generally offer higher levels of dividend yield. This has been and continues to be a cornerstone of our investment strategy.

OUTLOOK
-------

     Six months ago we wrote that the market pullback eliminated many of the valuation excesses of several years earlier. This corrective environment extended into the first half of 2001 as investors continued to focus on the widespread number of earnings disappointments that were evident in virtually all market sectors.

     While the economic and earnings news has been sluggish, the Federal Reserve's aggressive program of cutting short-term interest rates, combined with some boost from the administration's tax cut, augurs well for improved economic and earnings performance toward the end of the year or early in 2002. The timing of a rebound is difficult to forecast with a high degree of certainty, but we believe the backdrop for stocks will improve over the intermediate term. In our view, there are many appealing opportunities for investors with a reasonable time horizon, and we will continue to seek them out in the months ahead.

     As always, we appreciate your continued confidence and support.

Respectfully submitted,

/s/

Brian C. Rogers
President of the fund and chairman of the fund's Investment Advisory Committee

July 20, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/01
--------------------------------------------------------------------------------

Exxon Mobil                                                              2.6%
 ................................................................................
Mellon Financial                                                         2.3
 ................................................................................
BP                                                                       1.9
 ................................................................................
Lockheed Martin                                                          1.7
 ................................................................................
Union Pacific                                                            1.7
--------------------------------------------------------------------------------
American Home Products                                                   1.7
 ................................................................................
Verizon Communications                                                   1.6
 ................................................................................
Texaco                                                                   1.6
 ................................................................................
Honeywell International                                                  1.6
 ................................................................................
FleetBoston Financial                                                    1.6
--------------------------------------------------------------------------------
American General                                                         1.5
 ................................................................................
Chevron                                                                  1.4
 ................................................................................
Fannie Mae                                                               1.4
 ................................................................................
Waste Management                                                         1.4
 ................................................................................
DuPont                                                                   1.4
--------------------------------------------------------------------------------
SBC Communications                                                       1.3
 ................................................................................
Citigroup                                                                1.3
 ................................................................................
3M                                                                       1.3
 ................................................................................
UNUMProvident                                                            1.3
 ................................................................................
ALLTEL                                                                   1.3
--------------------------------------------------------------------------------
International Paper                                                      1.3
 ................................................................................
Bank One                                                                 1.2
 ................................................................................
Hershey Foods                                                            1.2
 ................................................................................
Royal Dutch Petroleum                                                    1.2
 ................................................................................
Toys "R" Us                                                              1.2
--------------------------------------------------------------------------------
Total                                                                   38.0%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size

6 Months Ended 6/30/01

   TEN LARGEST PURCHASES
   ---------------------
   ........................................................................
   Schering-Plough *
   ........................................................................
   Bristol-Myers Squibb
   ........................................................................
   GE *
   ........................................................................
   Exxon Mobil
   ........................................................................
   Texas Instruments
   ........................................................................
   Agere Systems *
   ........................................................................
   Clorox
   ........................................................................
   Corning *
   ........................................................................

   TEN LARGEST SALES
   -----------------
   GE **
   ........................................................................
   Philip Morris
   ........................................................................
   Microsoft
   ........................................................................
   McCormick
   ........................................................................
   Illinois Tool Works **
   ........................................................................
   Reliant Energy **
   ........................................................................
   Mirant
   ........................................................................
   BMC Software **
   ........................................................................
   Albertson's
   ........................................................................
   Georgia-Pacific **
   ........................................................................

 * Position added
** Position eliminated

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                         S&P 500              Income            Equity
                      Lipper Equity       Funds Average      Income Fund
                      -------------       -------------      -----------
      6/30/91            10000                10000             10000
      6/30/92            11341                11569             11546
      6/30/93            12887                13308             13209
      6/30/94            13068                13700             13942
      6/30/95            16475                16060             16967
      6/30/96            20759                19614             21194
      6/30/97            27962                24720             27070
      6/30/98            36397                29983             32320
      6/30/99            44679                33198             37385
      6/30/00            47916                30823             33534
      6/30/01            40810                33242             40100


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods Ended 6/30/01      1 Year        3 Years       5 Years       10 Years
  ---------------------      ------        -------       -------       --------

  Equity Income Fund         19.58%         7.45%        13.60%          14.90%


     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------
Unaudited

                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------

EQUITY INCOME SHARES

                      6 Months      Year
                         Ended     Ended
                       6/30/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                       -------  --------  --------  --------  --------  --------

NET ASSET VALUE
---------------

Beginning of period   $ 24.67   $ 24.81   $ 26.32   $ 26.07   $ 22.54   $ 20.01
 ................................................................................
Investment activities

  Net investment
  income (loss)          0.18      0.50      0.54      0.61      0.66      0.64
  Net realized and
  unrealized gain(loss)  0.47      2.51      0.45      1.74      5.67      3.38
 ................................................................................
  Total from
  investment activities  0.65      3.01      0.99      2.35      6.33      4.02
 ................................................................................
Distributions

  Net investment income (0.17)    (0.51)    (0.53)    (0.61)    (0.66)    (0.65)
  Net realized gain     (0.43)    (2.64)    (1.97)    (1.49)    (2.14)    (0.84)
 ................................................................................
  Total distributions   (0.60)    (3.15)    (2.50)    (2.10)    (2.80)    (1.49)
 ................................................................................


NET ASSET VALUE
---------------

END OF PERIOD         $ 24.72   $ 24.67   $ 24.81   $ 26.32   $ 26.07   $ 22.54
 ................................................................................

RATIOS/SUPPLEMENTAL DATA

Total return*            2.79%    13.12%     3.82%     9.23%    28.82%    20.40%
 ................................................................................
Ratio of total
expenses to
average net assets       0.82%+    0.78%     0.77%     0.77%     0.79%     0.81%
 ................................................................................
Ratio of net investment
income (loss) to
average net assets       1.49%+    2.01%     1.95%     2.26%     2.67%     3.08%
 ................................................................................
Portfolio
turnover rate           15.3%+    21.9%     21.8%     22.6%     23.9%     25.0%
 ................................................................................
Net assets, end of
period(in millions)   $ 10,245  $ 10,187  $ 12,321  $ 13,495  $ 12,771  $ 7,818
 ................................................................................


* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

PORTFOLIO OF INVESTMENTS
------------------------
                                                       Shares           Value
                                                    ------------    ------------
                                                             In thousand
COMMON STOCKS  96.2%
--------------------
--------------------

FINANCIAL  18.6%
----------------

BANK AND TRUST  9.4%
Bank of America                                      1,490,000        $ 89,445
Bank One                                             3,500,000         125,300
FleetBoston Financial                                4,106,000         161,982
J.P. Morgan Chase                                    2,682,000         119,617
Mellon Financial                                     5,180,000         238,280
Mercantile Bankshares                                1,630,000          63,782
National City                                        1,920,000          59,097
U.S. Bancorp                                         1,320,000          30,083
Wells Fargo                                          1,700,000          78,931
--------------------------------------------------------------------------------
                                                                       966,517
                                                                    ------------
INSURANCE 6.5%
American General                                     3,317,200         154,084
Aon                                                  1,680,000          58,800
Chubb                                                1,500,000         116,145
Lincoln National                                     1,530,000          79,177
SAFECO                                               2,500,000          73,750
St. Paul Companies                                   1,085,000          54,999
UNUMProvident                                        4,030,000         129,444
--------------------------------------------------------------------------------
                                                                       666,399
                                                                    ------------
FINANCIAL SERVICES  2.7%
Citigroup                                            2,590,000         136,856
Fannie Mae                                           1,670,000         142,200
--------------------------------------------------------------------------------
                                                                       279,056
                                                                    ------------
Total Financial                                                      1,911,972
                                                                    ------------
UTILITIES 9.5%
--------------

TELEPHONE 6.6%
ALLTEL                                               2,110,000         129,258
AT&T                                                 3,600,000          79,200
BellSouth                                            2,400,000          96,648

SBC Communications                                   3,430,000       $ 137,406
Sprint                                               3,500,000          74,760
Verizon Communications                               3,110,000         166,385
--------------------------------------------------------------------------------
                                                                       683,657
                                                                    ------------
ELECTRIC UTILITIES  2.9%
Duke Energy                                          1,170,000          45,642
Exelon                                               1,440,000          92,333
FirstEnergy                                          2,168,000          69,723
Niagara Mohawk *                                     2,270,000          40,156
Southern                                             2,000,000          46,500
--------------------------------------------------------------------------------
                                                                       294,354
                                                                    ------------
Total Utilities                                                        978,011
                                                                    ------------
CONSUMER NONDURABLES  19.3%
---------------------------

COSMETICS 1.7%
Gillette                                             3,450,000         100,016
International Flavors & Fragrances                   3,070,000          77,149
--------------------------------------------------------------------------------
                                                                       177,165
                                                                    ------------
BEVERAGES 0.9%
Brown-Forman (Class B)                               1,440,000          92,074
--------------------------------------------------------------------------------
                                                                        92,074
                                                                    ------------
FOOD PROCESSING  4.4%
Campbell                                             2,406,000          61,954
General Mills                                        2,300,000         100,694
Heinz                                                1,744,100          71,316
Hershey Foods                                        2,000,000         123,420
Kellogg                                              1,000,000          29,000
McCormick                                            1,490,000          62,610
--------------------------------------------------------------------------------
                                                                       448,994
                                                                    ------------
HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT  2.5%
Abbott Laboratories                                  1,920,000          92,179
Becton, Dickinson                                    1,920,000          68,717
Pall                                                 4,120,000          96,943
--------------------------------------------------------------------------------
                                                                       257,839
                                                                    ------------

PHARMACEUTICALS  3.6%
American Home Products                               2,910,000       $ 170,060
Bristol-Myers Squibb                                 1,750,000          91,525
Pharmacia                                              670,000          30,787
Schering-Plough                                      2,200,000          79,728
--------------------------------------------------------------------------------
                                                                       372,100
                                                                    ------------
MISCELLANEOUS CONSUMER PRODUCTS  6.2%
Armstrong Holdings                                     840,000           2,982
Clorox                                               2,100,000          71,085
Fortune Brands                                       2,640,000         101,270
Hasbro                                               4,800,000          69,360
Newell Rubbermaid                                      750,000          18,825
Philip Morris                                        1,750,000          88,813
Procter & Gamble                                     1,440,000          91,872
Stanley Works                                        1,900,000          79,572
UST                                                  3,700,000         106,782
--------------------------------------------------------------------------------
                                                                       630,561
                                                                    ------------
Total Consumer Nondurables                                           1,978,733
                                                                    ------------
CONSUMER SERVICES  8.1%
-----------------------

RESTAURANTS  0.9%
McDonald's                                           3,300,000          89,298
--------------------------------------------------------------------------------
                                                                        89,298
                                                                    ------------
GENERAL MERCHANDISERS  1.3%
J.C. Penney                                          1,630,000          42,967
May Department Stores                                2,500,000          85,650
--------------------------------------------------------------------------------
                                                                       128,617
                                                                    ------------
SPECIALTY MERCHANDISERS  1.3%
Albertson's                                            483,300          14,494
Toys "R" Us *                                        4,900,000         121,275
--------------------------------------------------------------------------------
                                                                       135,769
                                                                    ------------
ENTERTAINMENT AND LEISURE  1.8%
Disney                                               3,600,000         104,004
Hilton                                               5,520,000          64,032
Reader's Digest (Class A)                              554,700          15,948
--------------------------------------------------------------------------------
                                                                       183,984
                                                                    ------------

MEDIA AND COMMUNICATIONS  2.8%
Dow Jones                                            1,200,000        $ 71,652
Dun & Bradstreet *                                   1,250,000          35,250
Knight-Ridder                                        1,920,000         113,856
R.R. Donnelley                                       2,300,000          68,310
--------------------------------------------------------------------------------
                                                                       289,068
                                                                    ------------
Total Consumer Services                                                826,736
                                                                    ------------
CONSUMER CYCLICALS  6.4%
------------------------

AUTOMOBILES AND RELATED  2.3%
Dana                                                   670,000          15,638
Eaton                                                  770,000          53,977
Ford Motor                                           2,200,000          54,010
Genuine Parts                                        2,880,000          90,720
TRW                                                    500,000          20,500
--------------------------------------------------------------------------------
                                                                       234,845
                                                                    ------------
BUILDING AND REAL ESTATE  2.7%
Rouse, REIT                                          2,400,000          68,760
Simon Property Group, REIT                           2,960,000          88,711
Starwood Hotels & Resorts Worldwide, REIT            3,170,000         118,178
--------------------------------------------------------------------------------
                                                                       275,649
                                                                    ------------
MISCELLANEOUS CONSUMER DURABLES  1.4%
Black & Decker                                       1,000,000          39,460
Eastman Kodak                                        2,235,000         104,330
--------------------------------------------------------------------------------
                                                                       143,790
                                                                    ------------
Total Consumer Cyclicals                                               654,284
                                                                    ------------
TECHNOLOGY  8.7%
----------------

ELECTRONIC SYSTEMS  0.7%
Hewlett-Packard                                      2,500,000          71,500
--------------------------------------------------------------------------------
                                                                        71,500
                                                                    ------------
INFORMATION PROCESSING  0.6%
COMPAQ Computer                                      2,500,000          38,725
Unisys *                                             1,800,000          26,478
--------------------------------------------------------------------------------
                                                                        65,203
                                                                    ------------

OFFICE AUTOMATION  0.3%
Xerox                                                2,880,000        $ 27,562
--------------------------------------------------------------------------------
                                                                        27,562
                                                                    ------------
TELECOMMUNICATIONS  0.9%
Agere Systems *                                      6,420,600          48,154
Corning                                              2,000,000          33,420
Lucent Technologies                                  2,160,000          13,392
--------------------------------------------------------------------------------
                                                                        94,966
                                                                    ------------
ELECTRONIC COMPONENTS  1.9%
Axcelis Technologies *                                  20,447             303
Intel                                                1,600,000          46,800
Motorola                                             4,500,000          74,520
Texas Instruments                                    2,250,000          70,875
--------------------------------------------------------------------------------
                                                                       192,498
                                                                    ------------
AEROSPACE AND DEFENSE  4.3%
Honeywell                                            4,725,000         165,328
Lockheed Martin                                      4,800,000         177,840
Rockwell                                             2,570,000          97,968
--------------------------------------------------------------------------------
                                                                       441,136
                                                                    ------------
Total Technology                                                       892,865
                                                                    ------------

CAPITAL EQUIPMENT  1.1%
-----------------------

ELECTRICAL EQUIPMENT  0.7%
Hubbell (Class B)                                    2,491,000          72,239
--------------------------------------------------------------------------------
                                                                        72,239
                                                                    ------------
MACHINERY 0.4%
Cooper Industries                                    1,000,000          39,590
--------------------------------------------------------------------------------
                                                                        39,590
                                                                    ------------
Total Capital Equipment                                                111,829
                                                                    ------------

BUSINESS SERVICES AND TRANSPORTATION  6.0%
------------------------------------------

MISCELLANEOUS BUSINESS SERVICES  2.7%
H&R Block                                            1,100,000          71,005
Moody's                                              2,110,000          70,685
Waste Management                                     4,560,000         140,539
--------------------------------------------------------------------------------
                                                                       282,229
                                                                    ------------

RAILROADS 2.5%

Norfolk Southern                                     3,980,000         $82,386
Union Pacific                                        3,120,000         171,319
--------------------------------------------------------------------------------
                                                                       253,705
                                                                    ------------
COMPUTER SERVICE AND SOFTWARE  0.8%
Microsoft *                                          1,136,000          82,928
--------------------------------------------------------------------------------
                                                                        82,928
                                                                    ------------
Total Business Services and Transportation                             618,862
                                                                    ------------
ENERGY 11.6%
------------

ENERGY SERVICES  0.4%
Baker Hughes                                         1,100,000          36,850
--------------------------------------------------------------------------------
                                                                        36,850
                                                                    ------------
EXPLORATION AND PRODUCTION  1.0%
Unocal                                               3,170,000         108,256
--------------------------------------------------------------------------------
                                                                       108,256
                                                                    ------------
INTEGRATED PETROLEUM - DOMESTIC  1.5%
Amerada Hess                                         1,200,000          96,960
USX-Marathon                                         1,920,000          56,659
--------------------------------------------------------------------------------
                                                                       153,619
                                                                    ------------
INTEGRATED PETROLEUM - INTERNATIONAL  8.7%
BP                                                   3,830,000         190,925
Chevron                                              1,630,000         147,515
Exxon Mobil                                          3,000,000         262,050
Royal Dutch Petroleum ADR                            2,110,000         122,950
Texaco                                               2,490,000         165,834
--------------------------------------------------------------------------------
                                                                       889,274
                                                                    ------------
Total Energy                                                         1,187,999
                                                                    ------------
PROCESS INDUSTRIES  6.5%
------------------------

DIVERSIFIED CHEMICALS  2.4%
Dow Chemical                                         2,010,000          66,833
DuPont                                               2,880,000         138,931
Hercules                                             3,840,000          43,392
--------------------------------------------------------------------------------
                                                                       249,156
                                                                    ------------

SPECIALTY CHEMICALS  2.0%
3M                                                   1,150,000       $ 131,215
Great Lakes Chemical                                 2,250,000          69,412
--------------------------------------------------------------------------------
                                                                       200,627
                                                                    ------------
PAPER AND PAPER PRODUCTS  2.1%
International Paper                                  3,600,000         128,520
Kimberly-Clark                                       1,024,000          57,242
Mead                                                 1,060,000          28,768
                                                                       214,530
                                                                    ------------
Total Process Industries                                               664,313
                                                                    ------------
BASIC MATERIALS  0.4%
---------------  ----
METALS 0.4%
Phelps Dodge                                         1,000,000          41,500
Total Basic Materials                                                   41,500
                                                                    ------------
Total Common Stocks (Cost  $7,792,178)                               9,867,104
                                                                    ------------
SHORT-TERM INVESTMENTS  4.9%
----------------------  ----

MONEY MARKET FUNDS  4.9%
T. Rowe Price Reserve Investment Fund, 4.34%, #+   504,543,242         504,543
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $504,543)                          504,543
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
101.1% of Net Assets (Cost $8,296,721)                            $ 10,371,647

Other Assets Less Liabilities                                         (111,690)
                                                                    ------------
 NET ASSETS                                                       $ 10,259,957
                                                                    ------------
   #  Seven-day yield
   +  Affiliated company
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
In thousands

ASSETS
------
Investments in securities, at value

  Affiliated companies (cost $504,543)                               $ 504,543

  Other companies (cost $7,792,178)                                  9,867,104
                                                                    ------------
  Total investments in securities                                   10,371,647

Other assets                                                           122,645
                                                                    ------------
Total assets                                                        10,494,292
                                                                    ------------
LIABILITIES
-----------
Total liabilities                                                      234,335
                                                                    ------------
NET ASSETS                                                        $ 10,259,957

NET ASSETS CONSIST OF:
Accumulated net investment income - net of distributions               $ 1,611

Accumulated net realized gain/loss - net of distributions              138,192

Net unrealized gain (loss)                                           2,074,926

Paid-in-capital applicable to 414,975,419 shares of
no par value capital stock outstanding;
unlimited shares authorized                                          8,045,228
                                                                    ------------

NET ASSETS                                                        $ 10,259,957
                                                                    ------------
Equity Income shares
($10,245,471,440/414,389,532 shares outstanding)                       $ 24.72
                                                                    ------------
Equity Income Advisor Class shares
($14,485,997/585,887 shares outstanding)                               $ 24.72
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                      6 Months
                                                                         Ended
                                                                       6/30/01
                                                                    ------------
INVESTMENT INCOME (LOSS)

Income
  Dividend                                                           $ 104,560
  Interest (including $11,343 from affiliated companies)                11,343
                                                                    ------------
  Total income                                                         115,903
                                                                    ------------

Expenses

  Investment management                                                 28,545
  Shareholder servicing
    Equity Income shares                                                12,067
    Equity Income Advisor Class shares                                       1
  Prospectus and shareholder reports
    Equity Income shares                                                   241
    Equity Income Advisor Class shares                                       -
  Custody and accounting                                                   186
  Registration                                                              24
  Trustees                                                                  18
  Legal and audit                                                           16
  Distribution - Equity Income Advisor shares                                4
                                                                    ------------
  Total expenses                                                        41,102
  Expenses paid indirectly                                                 (26)
                                                                    ------------
  Net expenses                                                          41,076
                                                                    ------------
Net investment income (loss)                                            74,827
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on securities                                 136,684
Change in net unrealized gain or loss on securities                     68,422
                                                                    ------------
Net realized and unrealized gain (loss)                                205,106
                                                                    ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $ 279,933
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                      6 Months            Year
                                                         Ended           Ended
                                                       6/30/01        12/31/00
                                                    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS

Operations

  Net investment income (loss)                        $ 74,827       $ 207,556
  Net realized gain (loss)                             136,684       1,252,881
  Change in net unrealized gain or loss                 68,422        (306,734)
                                                    ------------    ------------
  Increase (decrease) in net assets from operations    279,933       1,153,703
                                                    ------------    ------------
Distributions to shareholders
  Net investment income
    Equity Income shares                               (70,193)       (212,269)
    Equity Income Advisor Class shares                     (65)             (6)
  Net realized gain
    Equity Income shares                               174,991)     (1,082,249)
    Equity Income Advisor Class shares                     (74)            (46)
                                                    ------------    ------------
  Decrease in net assets from distributions            245,323)     (1,294,570)
                                                    ------------    ------------
Capital share transactions *
  Shares sold
    Equity Income shares                               934,524       1,348,371
    Equity Income Advisor Class shares                  14,710             863
  Distributions reinvested
    Equity Income shares                               235,710       1,247,137
    Equity Income Advisor Class shares                     132               1
  Shares redeemed
    Equity Income shares                            (1,146,124)     (4,589,049)
    Equity Income Advisor Class shares                  (1,241)            (33)
                                                    ------------    ------------
  Increase (decrease) in net assets from
  capital share transactions                            37,711      (1,992,710)
                                                    ------------    ------------
Net Assets
Increase (decrease) during period                       72,321      (2,133,577)
Beginning of period                                 10,187,636      12,321,213
                                                    ------------    ------------
End of period                                     $ 10,259,957    $ 10,187,636
                                                    ------------    ------------
*Share information
    Shares sold
      Equity Income shares                              38,125          56,508
      Equity Income Advisor Class shares                   596              35
    Distributions reinvested
      Equity Income shares                              10,092          52,725
      Equity Income Advisor Class shares                     6               -
    Shares redeemed
      Equity Income shares                             (46,676)       (193,017)
      Equity Income Advisor Class shares                   (51)             (1)
                                                    ------------    ------------
    Increase (decrease) in shares outstanding            2,092         (83,750)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EQUITY INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Income Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has two classes of shares--Equity Income, offered since October 31, 1985, and Equity Income Advisor Class, first offered on March 31, 2000. Equity Income Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CLASS ACCOUNTING The Equity Income Advisor Class pays distribution and admin-istrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $760,679,000 and $745,186,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled 8,296,721,000. Net unrealized gain aggregated $2,074,926,000 at period-end, of which $2,824,645,000 related to appreciated investments and $749,719,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $4,874,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Equity Income Advisor Class's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2003, Equity Income Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.00%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $9,567,000 for the six months ended June 30, 2001, of which $1,683,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund and Spectrum Income Fund held approximately 6.9% of the outstanding shares of the Equity Income Fund at June 30, 2001. For the six months then ended, the fund was allocated $921,000 of Spectrum expenses, $127,000 of which was payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $11,342,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street

OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

CHICAGO AREA
1900 Spring Road, Suite 104
Oak Brook

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

NEW JERSEY/NEW YORK AREA
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

SAN FRANCISCO AREA
1990 North California Boulevard, Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C., AREA
Downtown
900 17th Street N.W.
Farragut Square

TYSONS CORNER
1600 Tysons Boulevard
Suite 150

T. Rowe Price Investment Services, Inc., Distributor.           F71-051  6/30/01